The Camco

Investors FundTM

Wall Street Experience, Main Street Values SM

PROSPECTUS

June 26, 2004

Phone: 1-800-727-1007

E-mail: fund@camcofunds.com

Web: www.CamcoFunds.com

INVESTMENT OBJECTIVE:

The Fund's primary investment objective will be capital appreciation.

Income from dividends and interest will be secondary. The Fund will seek to avoid investing in companies that the Adviser has determined are principally involved in tobacco, alcoholic beverages, gambling, pornography or abortion.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved of these securities offered in the Prospectus and has not passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

Fund Basics

3

Past Performance

4

Fees & Expenses

4

Management

5

Shareholder Information

6

How To Buy Shares

6

Shareholder Communications

12

Distributions & Taxes

12

Financial Highlights

13

Where To Get More Information

14

Please see the Fund’s Privacy Policy at the end of this Prospectus.

FUND BASICS

Fund Investment Objectives/Goals

The Fund's primary investment objective will be capital appreciation. Income from dividends and interest will be secondary. The Fund will seek to avoid investing in companies that the Adviser has determined are principally involved in tobacco, alcoholic beverages, gambling, pornography or abortion.

Principal Investment Strategies

The Fund invests in a portfolio of equity instruments (including common and preferred stocks, convertible issues) real estate investment trusts and debt securities. It is a non-diversified fund in that it may invest a relatively high percentage of its assets in a limited number of securities. The Fund would seek only enough diversification in security selections to maintain a federal non-taxable status under subchapter M of the Internal Revenue Code. Principal investment strategies include purchase of securities believed to be selling at significant discounts to what is believed to be their true or intrinsic value and generally exhibit one or more of the following characteristics over the entire range of security market capitalizations:

a)

A low price to earnings ratio  (PE)

b)

A low price to book value (PBV)

c)

A low price to cash flow ratio (PCF)

d)

A low price to sales ratio (PS)

e)

A low price earnings to growth (PGE)

f)

An above average dividend yield

g)

Has low corporate debt

h)

Insiders and/or the company itself are purchasing its stock

i)

The stock selling price is significantly below its previous high

Investment in American Depository Receipts (ADR's), representing foreign companies traded on American Stock Exchanges that meet one or more of the above characteristics are also considered.

“Investment in bonds are restricted to convertible debt issues of securities meeting one or more of the above characteristics or bonds believed to offer higher total returns (interest plus capital appreciation) than normally expected from such securities.  The Fund can invest in any maturity.  Bonds with investment grade BBB or better as determined by Standard & Poor’s will be given preferred consideration, but the Fund may include lower rated bonds.

Principal Investment Risks

In plain English, investors in this Fund as proposed can lose money. The Fund can lose money due to broad market declines, business risks from difficulties in particular companies held by the Fund or the effect of interest rates on its debt securities. The Fund is also subject to manager risk, that is, investors should be aware that this effort is new, and that the Adviser’s strategy may not necessarily produce the intended results.

Common Stock Risks: There are items that affect stocks prices in general, such as changing economic conditions at home and abroad, wars, and interest rates movements that may delay or detour the process of stocks seeking their true worth. Inclusion of small company securities adds risks that include less ability to weather business downturns, more volatility in stock prices and fewer product lines. And, although the current Investment Adviser has managed individual investor accounts under varying market conditions since 1986, it does not have prior experience managing a mutual fund.

Foreign Security Risks: Investments in foreign securities involve additional risks. These include but are not limited to such items as currency fluctuations, generally less stringent regulatory supervision and changing political climate.

Bond Market Risks: Bonds are subject to changes in value caused by changes in interest rates. Imagine a seesaw with bond market prices on one side and interest rates on the other. When interest rates rise, bond market prices tend to fall, and vice versa. Longer-term bonds tend to react more violently, both positively and negatively, to changes in interest rates. Also, companies issuing bonds may have unforeseen problems that affect their value, including changes in their bond credit ratings, problems in their country of origin and bankruptcy. Bonds with lower credit ratings (and correspondingly higher yields) are considered to be more speculative than lower yielding “investment grade” bonds.

Temporary Investments:  When the Manager believes market or economic conditions are unfavorable, the Fund may invest up to 100% of its assets in a temporarily defensive manner and hold a substantial portion of its assets in cash, cash equivalents or other high-quality short-term investments.  Because the Fund may miss market advances while taking a defensive position, going into cash at the wrong time could hurt the Fund’s performance.

Non-diversification Policy: The Fund is classified as non-diversified for regulatory purposes, which means that it is allowed (but not required) to invest a relatively high percentage of its assets in a limited number of securities. This means the Fund’s share value can at times be more susceptible to certain risks than shares of a diversified fund. Whenever it is not diversified, it can lose proportionally more money when any single Fund holding drops in market price. However, the Adviser anticipates diversifying the Fund under normal circumstances.

Risk/Return Bar Chart and Table

Both the bar chart and table below provide risk information for the Fund.  The bar chart shows the Fund’s performance over time.  From December 31, 2002 thru December 31, 2003 the Fund was closed to new investors and Fund assets remained in cash.

BAR CHART PERFORMANCE OF THE FUND

2003

0.41%

(1)

The table shows the Fund's average annual return for one year and since Cornerstone Asset management (CAMCO) was appointed the Investment Adviser December 31, 2002.  Valley Forge Management Corporation (VFMC) was the Investment Adviser since inception, January 30, 1998 until December 31, 2002.  No former or current personnel of VFMC are currently, or previously, employed by CAMCO.  The Fund was closed to new investors during 2003 and Fund assets remained in cash while the Funds Board of Directors and Investment Adviser sought professional organizations to help provide transfer and custodian functions to better serve its shareholders.

(2)

It should be noted that past performance of the Fund (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.   State and local taxes were not considered. Please note that this tax information does not apply to tax-deferred accounts such as IRA's because such accounts are subject to taxation only upon distribution.

Annual Total Return for the period ending December 31, 2003

One Year
The Fund - Return Before Taxes	0.41%
S&P 500 Index - Returns before Fees, Expenses or Taxes	28.69%

The S&P 500® Index is the Standard & Poor’s composite index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

After tax returns are calculated using a set of standard assumptions.  The after tax returns reflect the highest individual federal tax income bracket for every situation.  Actual after tax returns may be lower depending on the tax information but do not reflect the impact of State and Local taxes.  Please note that this tax information does not apply to tax deferred accounts such as IRA’s because such accounts are subject to taxation only upon distribution.

FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold Fund shares.

Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases:	None
Maximum Deferred Sales Charge (Load):	None
Maximum Sales Charge (Load) on Reinvested Dividends:	None
Redemption Fee:	None
Exchange Fee:	None
Management Fees	1.98%
Distribution [and/or Service] (12b-1) Fees:	None
Other Expenses:	None
Total Annual Fund Operating Expenses :(1)	1.98%

(1)

The adviser will pay the expenses of the Fund, except for taxes, brokerage commissions and extraordinary expenses.  The adviser agrees to waive management fees and reimburse expenses to the extent necessary to maintain total annual operating expenses of the Fund at 1.98% of its average daily net assets.

This chart below should help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem these shares at the end of each period. The example also assumes that your investment has a 5% return each year and the Funds operating expenses do not change. Although your actual costs may be lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$ 201	$ 621	$ 1,068	$ 2,306

Turnover Policy

In volatile markets, the Fund may engage in short-term trading (selling securities within a year of purchase) in response to rapidly changing market and particular security conditions. Turnover of the Fund's portfolio of securities was 0% in 2003.  However turnover with the new Investment Adviser is expected to bring a turnover rate to about 50%. At year-end 2003, the Fund was in cash. As with any investment, your investment in the Fund could have tax consequences for you.

MANAGEMENT

Investment Adviser

The current Investment Adviser is Cornerstone Asset Management Inc. (CAMCO) a Virginia Corp. practicing as an Investment Adviser at 30 East Main Street, Berryville, VA 22611. A contract that allows CAMCO to provide investment advice was voted on and approved at annual Directors and Shareholders meeting on December 4, 2002.  A new contract was voted on and approved on December 30, 2003.  This Agreement will continue on a year-to-year basis provided that approval is voted at least once a year by the Fund Directors or by the holders of a majority of the outstanding voting securities of the Fund. In either event, it must also be approved by a majority of the Fund Directors who are neither parties to the agreement nor interested persons as defined in the Investment Company Act of 1940 at a meeting called for voting on such approval.

CAMCO is registered under the Investment Company Act of 1940 and the individual state securities agencies where the Adviser does business. It has had sixteen years of experience in providing investment advice based on the principal investment strategies presented under Proposal #2 above to individuals, retirement plans, corporations and non-profit organizations.

Portfolio Manager: Messrs. Berghaus, Connor and Weitz are the portfolio Managers providing investment advise to the Fund and are responsible for the day-to-day management of the Fund in accordance with the Fund’s objectives and policies, subject to the general supervision of the Fund’s Board of Directors.  This includes making investment decisions and buying and selling securities.  Their only remuneration comes from receipt of the management fee earned by CAMCO for portfolio investment advice. Details about them appear as:

a) Paul F. Berghaus is the President and majority shareholder of Cornerstone Investment Group LTD* (CIG) and the adviser, Cornerstone Asset Management Inc (CAMCO).  Mr. Berghaus provides general supervision to the Adviser. Mr. Berghaus has been active in the field of financial services since 1965 and has served as portfolio and/or investment adviser to individual clients since 1986. Mr. Berghaus holds a degree from The College of William & Mary with graduate studies at George Washington University.

b) Dennis M. Connor is the Secretary and Vice President of CAMCO and a minority shareholder of CAMCO stock. He is also president of the Fund and responsible for the day-to-day management of the Fund. Mr. Connor is also a minority shareholder of CIG.  He has been a principal manager for CAMCO's private managed accounts since 1986; Mr. Connor holds a degree from Bob Jones University.

c) Rick B. Weitz is a Vice President of CAMCO and a minority shareholder of CAMCO stock. He has been a portfolio manager for CAMCO's private managed accounts since 1994.  Mr. Weitz is a minority shareholder of CIG.  Mr. Weitz is the lead portfolio manager to the Fund.  He holds a degree in Economics from the College of William & Mary.

*Cornerstone Investment Group LTD. (CIG) is a local and independently owned company seeking to provide financial services and is the principal stockholder of the Adviser, Cornerstone Asset Management Inc. (CAMCO).

Contract Terms

CAMCO will furnish investment advice to the Fund on the basis of continuous reviews of the portfolio and recommend to the Fund when and to what extent securities should be purchased or sold. The Adviser will be responsible for placing the Fund’s portfolio transactions. The agreement may be terminated at any time, without payment of penalty, by the Directors or by vote of a majority of the Fund's outstanding shares or not more than 60 days written notice to CAMCO. In the event of its assignment, the Agreement will terminate automatically. The Fund's officers and directors are empowered at any time to reject or cancel CAMCO's advice. The Adviser pays all the operating expenses of the Fund, including but not in limitation of the foregoing, shareholder services, accounting and record-keeping services, custodial services for Fund assets, legal and registration fees. The Adviser may hire third party professionals to provide certain services to the Fund.  In addition, the Adviser pays the salary of the Fund’s employees who are officers, directors or employees of the Adviser.  The Fund shall bear the cost of taxes, brokerage commissions and extraordinary expenses. For these services, the Fund will pay the Adviser a fee of 1.98% per year on the net assets of the Fund. This fee is computed on the average daily closing net asset value of the Fund, and is payable monthly. Not withstanding, the Adviser would forgo sufficient fees to hold the total expenses of the Fund to 1.98% of the total assets. All fees and expenses for the Fund in 2003 were 0.0%.

Legal Proceedings

As of the date of this Prospectus, there was no pending or threatened litigation involving the Fund in any capacity whatsoever.

Capital Stock

Description of Common Stock: The authorized capitalization of the Fund consists of 100,000,000 shares of common stock of $0.001 par value per share. Each share has equal dividend, distribution and liquidation rights. There are no conversions or preemptive rights applicable to any shares of the Fund. All shares issued are fully paid and non-accessible.

Voting Rights: Each holder of common stock has one vote for each share held.  Voting rights are non-cumulative. Therefore, the holders of a majority of shares of common stock can elect all directors of the Fund if they so choose and the holders of the remaining shares may not elect any person as a director.

SHAREHOLDER INFORMATION

The Fund is designed for long-term investors who desire capital gains and are willing to accept significant market fluctuations in share prices in the process.  Anyone who mainly relies on current income from his or her investments and cannot replace eroded capital should consider this Fund only as part of an effectively diversified portfolio.  Investors who desire ethically screened investments may consider this Fund and compare its objectives to their own.

Purchases & Redemptions

Pricing of Fund Shares

The net asset value (NAV) of the Fund's shares is determined at the close of each business day the New York Stock Exchange is open (presently 4:00 PM) Monday through Friday exclusive of Presidents Day, Good Friday, Martin Luther King's Birthday, Memorial Day, July 4th, Labor Day, Thanksgiving, Christmas and New Year's Day.  The price is determined by dividing the value of its securities, plus any cash and other assets less all liabilities, excluding capital surplus, by the number of shares outstanding. All purchases, redemptions or reinvestments of Fund shares will be priced at the next NAV calculated after the Fund’s Transfer Agent receives your order in proper form.  Your order must be placed with the Transfer Agent prior to the close of trading of the New York Stock Exchange in order to be confirmed for that day’s NAV.  The market value of securities held by the Fund that are listed on a national exchange is determined to be the last recent sales price on such exchange. Inactive listed securities and over-the-counter securities are valued at the last bid price in such market. If a market quotation is not readily available then the Adviser will determine fair value in good faith, subject to the review and oversight of the Fund’s Board of Directors.  The Adviser may use pricing services to determine market value.

HOW TO BUY SHARES

You may purchase shares of the Fund directly through the Fund's Transfer Agent or through a brokerage firm or other financial institution that has agreed to sell the Fund's shares. If you are investing directly in the Fund for the first time, you will need to establish an account by completing a CAMCO Funds Account Application. (To establish an IRA, complete an IRA Application.) To request an application, call toll-free 1-866-878-5677 or visit our website at www.CAMCOfunds.com to download an application. Your initial investment minimum can be found in the table below. The Fund reserves the right to change the amount of these minimums from time to time or to waive them in whole or in part for certain accounts. Lower investment minimums are available to investors purchasing shares through a brokerage firm or other financial institution.

Minimum Investments

	Initial	Additional
Regular Account	$1,000	$100
Automatic Investment Plan	$1,000	$100*
IRA Account	$1,000	$100

* An Automatic Investment Plan requires a $100 minimum automatic monthly or quarterly investment.

In compliance with the USA Patriot Act of 2001, please note that the Fund's Transfer Agent will verify certain information on your account application as part of the Fund's Anti-Money Laundering Program. As requested on the application, you should supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing a P.O. Box will not be accepted.

All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks. No cash, credit cards or third party checks will be accepted. A $25 fee will be charged against your account for any payment check returned to the Transfer Agent or for any incomplete electronic funds transfer, or for insufficient funds, stop payment, closed account or other reasons. If a check does not clear your bank or the Fund is unable to debit your pre-designated bank account on the day of purchase, the Fund reserves the right to cancel the purchase. If your purchase is canceled, you will be responsible for any losses or fees imposed by your bank and losses that may be incurred as a result of a decline in the value of the canceled purchase.  The Fund (or its agent) has the authority to redeem shares in your account(s) to cover any losses due to fluctuations in share price. Any profit on such cancellation will accrue to the Fund.

Your investment in the Fund should be intended to serve as a long-term investment vehicle. The Fund is not designed to provide you with a means of speculating on the short-term fluctuations in the stock market. The Fund reserves the right to reject any purchase request that it regards as disruptive to the efficient management of the Fund, which includes investors with a history of excessive trading. The Fund also reserves the right to stop offering shares at any time.

Investments made through Financial Services Agents:

If you invest through a financial services agent (rather than directly with the Fund), the policies and fees may be different than those described here.  Financial advisers, financial supermarkets and other financial services agents may charge transaction and other fee and may set different minimum investments or limitations on buying or selling shares.  Consult a representative of your financial services agent in you have any questions.  Your financial services agent is responsible for transmitting your orders in a timely manner.

Types Of Account Ownership

You can establish the following types of accounts by completing a Shareholder Account Application:

*Individual or Joint Ownership

 One person owns individual accounts. Joint accounts have two or more owners.

*A Gift or Transfer to Minor (UGMA or UTMA)

 An UGMA/UTMA account is a custodial account managed for the benefit of a minor. To open an UGMA or UTMA account, you must include the minor's social security number on the application.

*Trust

 An established trust can open an account. The names of each trustee, the name of the trust and the date of the trust agreement must be included on the application.

*Business Accounts

 Corporation and partnerships may also open an account. An authorized officer of the corporation or a general partner of a partnership must sign the application.

Instructions For Opening And Adding To An Account

NEW ACCOUNT	ADD TO AN ACCOUNT *

Complete and sign the Account Application or an IRA Application. Make your check payable to the CAMCO Investors Fund.

Complete the investment slip that is included with your account statement, and write your account number on your check. If you no longer have your investment slip, please reference your name, account number and address on your check.

* For IRA accounts please reference your name and address and specify the year for which the contribution is made.

MAIL YOUR APPLICATION AND CHECK TO:

The CAMCO Investors Fund

c/o Mutual Shareholder Services, LLC

8869 Brecksville Road, Suite C

Brecksville, OH 44141

BY OVERNIGHT COURIER, SEND TO:

The CAMCO Funds

C/o Mutual Shareholder Services, LLC

8869 Brecksville Road, Suite C

Brecksville, OH 44141

BY TELEPHONE	BY TELEPHONE

Telephone transactions may not be used for initial purchases.

You must select this service on your account application before making your first telephone transaction. Thereafter, you may call 1-866-878-5677 to purchase shares in an existing account. Your purchase will be effective at the NAV next computed after the Transfer Agent receives your instruction in proper form.

NEW ACCOUNT	ADDING TO AN ACCOUNT
BY WIRE	BY WIRE

Call 1-866-878-5677 for instructions BEFORE wiring money.	Send your investment to U.S. Bank, N.A. by following the instructions listed below

U. S. BANK, N.A.

WIRE TRANSFER INSTRUCTIONS

Cash Wire Instructions	U.S. Bank, N.A.
ABA 042000013
For Credit to Account 130100789549
Account of CAMCO Investors Fund
Attention: Andrew Zerhusen
Further Credit to: Shareholder Account Name
Shareholder Account Number

Telephone And Wire Transactions

Only bank accounts held at domestic financial institutions that are Automated Clearing House (ACH) members can be used for telephone purchase transactions. With respect to all transactions made by telephone, the Fund and its Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Such procedures may include, among others, requiring some form of personal identification prior to acting upon telephone instructions, providing written confirmation of all such transactions, and/or tape recording all telephone instructions. If reasonable procedures are followed, then neither the Fund nor the Transfer Agent will be liable for any loss, cost, or expense for acting upon an investor's telephone instructions or for any unauthorized telephone redemption. In any instance where the Fund's Transfer Agent is not reasonably satisfied that instructions received by telephone are genuine, neither the Fund nor the Transfer Agent shall be liable for any losses which may occur because of delay in implementing a transaction.

If you purchase your initial shares by wire, the Transfer Agent first must have received a completed account application and issued an account number to you. The account number and Fund name must be included in the wiring instructions as set forth on the previous page. The Transfer Agent must receive your account application to establish shareholder privileges and to verify your account information. Payment of redemption proceeds may be delayed and taxes may be withheld unless the Fund receives a properly completed and executed account application.

Shares purchased by wire will be purchased at the NAV next determined after the Transfer Agent receives your wired funds and all required information is provided in the wire instructions. If the Transfer Agent is notified no later than 3:00 p.m. Eastern time of the wire instructions, and the wired funds are received by the Transfer Agent no later than 4:00 p.m. Eastern Time, then the shares purchased will be priced at the NAV determined on that business day. If the wire is not received by 4:00 p.m. Eastern time, the purchase will be effective at the NAV next calculated after receipt of the wire.

Tax-Deferred Plans

If you are eligible, you may set up one or more tax-deferred accounts. A tax-deferred account allows you to shelter your investment income and capital gains from current income taxes. A contribution to certain of these plans may also be tax deductible. Tax-deferred accounts include retirement plans described on the following page. Distributions from these plans are generally subject to an additional tax if withdrawn prior to age 591/2 or used for a non-qualifying purpose. Investors should consult their tax adviser or legal counsel before selecting a tax-deferred account.  Complete instructions about how to establish and maintain your tax-deferred retirement plan will be included in the retirement plan kit you receive in the mail.

U.S. Bank, N.A., serves as the custodian for the tax-deferred accounts offered by the Fund. You will be charged an annual account maintenance fee of $12.50 for each tax-deferred account you have with the Fund. You may pay the fee by check or have it automatically deducted from your account (usually in December). The custodian reserves the right to change the amount of the fee or to waive it in whole or part for certain types of accounts.

Types of Tax-Deferred Accounts

Traditional IRA: An individual retirement account. Your contribution may or may not be deductible depending on your circumstances. Assets can grow tax-deferred and distributions are taxable as income.

Roth IRA: An IRA with non-deductible contributions, tax-free growth of assets, and tax-free distributions for qualified distributions.

Spousal IRA: An IRA funded by a working spouse in the name of a non-earning spouse.

SEP-IRA: An individual retirement account funded by employer contributions. Your assets grow tax-deferred and distributions are taxable as income.

Keogh or Profit Sharing Plans: These plans allow corporations, partnerships and individuals that are self-employed to make tax-deductible contributions, up to amounts currently allowed by law, for each person covered by the plans.

403(b) Plans: An arrangement that allows employers of charitable or educational organizations to make voluntary salary reduction contributions to a tax-deferred account.

401(k) Plans: Allows employees of corporations of all sizes to contribute a percentage of their wages on a tax-deferred basis. These accounts need to be established by the trustee of the plan.

Automatic Investment Plans

By completing the Automatic Investment Plan section of the account application, you may make automatic monthly or quarterly investments ($100 Minimum per purchase) in the Fund from your bank or savings account. Your Initial investment minimum is $100 if you select this option.

Shares of the Fund may also be purchased through direct deposit plans offered by certain employers and government agencies. These plans enable shareholders to have all or a portion of their payroll or Social Security checks transferred automatically to purchase Fund shares.  Please call the transfer agent at 1-866-878-5677 to begin an automatic investment through employer or government agencies direct deposit plan.

Dividend Reinvestment

All income dividends and capital gains distributions will be automatically reinvested in shares of the Fund unless you indicate otherwise on the account application or in writing.

Instructions For Selling Fund Shares

You may sell all or part of your shares on any day that the New York Stock Exchange is open for trading. Your shares will be sold at the next NAV per Share calculated after the Transfer Agent receives your order in proper form. The proceeds of your sale may be more or less than the purchase price of your shares, depending on the market value of the Fund's securities at the time of your sale. Your order will be processed promptly and you will generally receive the proceeds within 7 days after receiving your properly completed request. The Fund will not mail any proceeds unless your investment check has cleared the bank, which may take up to 15 calendar days. This procedure is intended to protect the Fund and its shareholders from loss. If the dollar or share amount requested is greater than the current value of your account, your entire account balance will be redeemed. If you choose to redeem your account in full, any automatic services currently in effect for the account will be terminated unless you indicate otherwise in writing.

HOW TO SELL SHARES

By Mail

Write a letter of instruction that includes:

* The names(s) and signature(s) of all account owners.

* Your account number.

* The name of the Fund.

* The dollar or share amount you want to sell.

* Where to send the proceeds.

* If redeeming from your IRA, please note applicable withholding requirements.

* Obtain a signature guarantee or other documentation, if required.

MAIL YOUR REQUEST TO:	OVERNIGHT COURIER, SEND TO:

The CAMCO Funds	The CAMCO Funds
C/o Mutual Shareholder Services, LLC	c/o Mutual Shareholder Services, LLC
8869 Brecksville Road, Suite C	8869 Brecksville Road, Suite C
Brecksville, OH 44141	Brecksville, OH 44141

By Telephone

* You will automatically be granted telephone redemption privileges unless you decline them in writing or indicate on the appropriate section of the account application that you decline this option. Otherwise, you may redeem Fund shares by calling 1-866-878-5677.  Your proceeds will only be mailed to address of record.

*You will not be able to redeem by telephone and have a check sent to your address of record for a period of 15 days following an address change.

* You may redeem a maximum of $50,000 per day by telephone.

*Unless you decline telephone redemption privileges in writing or on your account application, as long as the Fund takes reasonable measures to verify the order, you may be responsible for any fraudulent telephone orders.

For specific information on how to redeem your account, and to determine if a signature guarantee or other documentation is required, please call our service department toll-free in the U.S. 1-866-878-5677.

Additional Redemption Information

Signature Guarantees

Signature guarantees are designed to protect both you and the Fund from fraud. A signature guarantee of each owner is required to redeem shares in the following situations:

*If you change ownership on your account.

*If you request the redemption proceeds to be sent to a different address than that registered on the account.

*If the proceeds are to be made payable to someone other than the account's owner(s).

*If a change of address request has been received by the Transfer Agent within the last 15 days.

*If you wish to redeem $50,000 or more from any shareholder account.

Signature guarantees can be obtained from most banks, savings and loan associations, trust companies, credit unions, broker/dealers, and member firms of a national securities exchange. Call your financial institution to see if they have the ability to guarantee a signature. A notary public cannot provide signature guarantees.

The Fund reserves the right to require a signature guarantee under other circumstances or to delay redemption when permitted by Federal Law. For more information pertaining to signature guarantees, please call 1-866-878-5677.

Corporate, Trust And Other Accounts

Redemption requests from corporate, trust, and other accounts may require Documents in addition to those described above, evidencing the authority of the officers, trustees or others. In order to avoid delays in processing Redemption requests for these accounts, you should call the Transfer Agent at 1-866-878-5677 to determine what additional documents are required.

Redemption in kind: The Fund intends to make payments for all redemptions in cash. However, if the Fund believes that conditions exist which make cash payments detrimental to the best interests of the Fund, payment for shares redeemed may be made in whole or in part through a distribution of portfolio securities chosen by the Adviser (under the supervision of the Board of Directors). If payment is made in securities, shareholders may incur transaction costs in converting these securities into cash after they have redeemed their shares.

Address Changes

To change the address on your account, call the Transfer Agent at 1-866-878-5677 and send a written request signed by all account owners. Include the account number(s) and name(s) on the account and both the old and new addresses. Certain options may be suspended for a period of 15 days following an address change.

Transfer Of Ownership

In order to change the account registration or transfer ownership of an account, additional documents will be required. In order to avoid delays in processing these requests, you should call the Transfer Agent at 1-866-878-5677 to determine what additional documents are required.

Redemption Initiated By The Fund

Because there are certain fixed costs involved with maintaining your account, The Fund may require you to redeem all of your shares if your account balance falls below $1,000. After your account balance falls below the minimum balance, you will receive a notification from the Fund indicating its intent to close your account along with instructions on how to increase the value of your account to the minimum amount within 60 days. If your account balance is still below $1,000 after 60 days, the Fund may close your account and send you the proceeds. This minimum balance requirement does not apply to IRAs and other tax-sheltered investment accounts. The right of redemption by the Fund will not apply if the value of your account balance falls below $1,000 because of market performance. The Fund reserves the right to close an account if the shareholder is deemed to engage in activities that are illegal or otherwise believed to be detrimental to the Fund.

SHAREHOLDER COMMUNICATIONS

ACCOUNT STATEMENTS. Every quarter, shareholders of the Fund will automatically receive regular account statements. You will also be sent a yearly statement detailing the tax characteristics of any dividends and distributions you have received.

CONFIRMATIONS. Confirmation statements will be sent after each transaction that affects your account balance or account registration.

REGULATORY MAILINGS. Financial reports will be sent at least semiannually.  Annual reports will include audited financial statements. To reduce expenses, one copy of each report will be mailed to each taxpayer identification number even though the investor may have more than one account in the Fund.

DISTRIBUTIONS AND TAXES

The Fund intends to pay distributions on an annual basis and expects that distributions will consist primarily of capital gains. You may elect to reinvest income dividends and capital gain distributions in the form of additional shares of the Fund or receive these distributions in cash.  Dividends and distributions from the Fund are automatically reinvested in the Fund, unless you elect to have dividends paid in cash. Reinvested dividends and distributions receive the same tax treatment as those paid in cash. If you are interested in changing your election, you may send written notification to the Transfer Agent or call 1-866-878-5677.

Initial Investments: Initial purchase of shares of the Fund may be made only by applications submitted to the Fund. The minimum purchase of shares is $1,000 that is due and payable 3 business days after the purchase date. Less may be accepted under special circumstances.

Subsequent Purchases: Subsequent purchases may be made by mail or by phone and are due and payable three business days after the purchase date. The minimum is $100, but less may be accepted under special circumstances.

Redemption Of Fund Shares

Endorsement Requirements: The Fund will redeem all or any part of the shares of any shareholder that tenders a request for redemption. Proper endorsements, guaranteed either by a national bank or a member firm of the New York Stock Exchange, will be required unless management knows the shareholder.

Redemption Price: The redemption price is the net asset value per share next determined after a redemption request is received by the Fund. Proceeds received by the shareholder may be more or less than his cost of such shares, depending upon the net asset value/share at the time of redemption. The shareholder should treat the difference as a capital gain or loss for income tax purposes.

Redemption Payment: Payment by the Fund will ordinarily be made within 3 business days after tender. The Fund may suspend or postpone the payment date if: The New York Stock Exchange is closed for other than customary weekend or holiday closings, or when trading on the New York Stock Exchange is restricted as determined by the Securities & Exchange Commission or when the Commission has determined that an emergency exists, making disposal of fund securities or valuation of net assets not reasonably practicable. The Fund intends to make payments in cash but the Fund reserves the right to make payments in kind.

Taking Cash or Reinvesting

Re-Investments: The Fund will automatically use the taxable dividend and capital gains distributions for purchase of additional shares for the shareholder at net asset value as of the close of business on the distribution date.

Cash Payouts: A shareholder may, at any time, by letter or forms supplied by the Fund direct the Fund to pay dividend and/or capital gains distributions, if any, to such shareholder in cash.

Tax Consequences

Under provisions of Sub-Chapter M of the Internal Revenue Code of 1986 as amended, the Fund, by paying out substantially all of its investment income and realized capital gains, has been and intends to continue to be relieved of Federal income tax on the amounts distributed to shareholders. In order to qualify as a "Regulated Investment Company" under Sub-Chapter M, at least 90% of the Fund's income must be derived from dividends, interest and gains from securities transactions and no more than 50% of the Fund's assets may be in security holdings that exceed 5% of the total assets of the Fund at the time of purchase.

Tax Distributions: Distribution of net long-term capital gains realized by the Fund will usually be taxable to the shareholder as long-term capital gains, regardless of how long the investor has held their Fund shares. All income realized by the Fund, including short-term capital gains, will be taxable to the shareholder as ordinary income. Dividends from net income are paid annually or more frequently at the discretion of the Fund's Directors. Dividends received shortly after purchase of shares by an investor will have the effect of reducing his per share net asset value by the amount of such dividends or distributions and, although in effect a return of capital, are subject to income taxes.

Federal Withholding: The Fund is required by federal law to withhold 31% of reportable payments (that may include dividends and/or capital gains distributions and redemptions) paid to shareholders who did not comply with IRS regulations. To avoid this, you must certify on W-9 tax forms supplied by the Fund that your Social Security or Taxpayer Identification Number provided is correct and that you are not currently subject to, or are exempt from back-up withholding.

Distribution Arrangements

The Fund is a no-load fund in that there are no purchase or sales fees and no 12b-1 fees.

FINANCIAL HIGHLIGHTS

The financial highlights table below is intended to help you understand the Fund's financial performance. Certain information reflects financial results on a per share basis. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).  Sanville & Co., Certified Public Accountants, audited this information and their report, along with the Fund's financial statements, are included in the Statement of Additional Information (SAI) that is available.

Year Ended December 31, 2003

PER SHARE DATA:	2003	2002	2001	2000	1999
Net Asset Value, Beginning of Year	$9.82	$9.82	$10.44	$8.36	$11.05
Income From Investment Operations:
Net Investment Income	$0.04	-	0.40	0.43	0.43
Net Realized & Unrealized Gains	-	-	(.59)	2.08	(2.69)
Total Income (Loss) From Investment Operations	$0.04	-	(0.19)	2.51	(2.26)
Less Distributions:
From Net Investment Income	-	-	(0.43)	(0.43)	(0.43)
Total Distributions	-	-	(0.43)	(0.43)	(0.43)

Net Asset Value End of Year	$9.86	$9.82	$9.82	$10.44	$8.36

Total Return	0.41%	0.00%	(1.85)%	29.99%	(20.49)%

Ratios and Supplemental Data:
Net Assets, End of Year	$37,129	$49,398	$3,268,890	$3,247,687	$2,822,765
Ration of Expenses to Avg. Net Assets	0.00%	1.88%	1.43%	1.60%	1.40%
Ratio of Net Investment Income to Average Net Assets	0.54%	-0.72%	4.14%	4.40%	4.60%
Portfolio Turnover Rate (%)	0.00%	0.00%	0.00%	18.2%	0.00%

Board of Directors

Dennis Connor

Richard Bruss

Charles Bailey

Malcolm Uffelman

Keith Newman

Fund Service Providers

Fund Administrator and Accountant:

Mutual Shareholder Services, LLC

8869 Brecksville Rd. Suite C

Brecksville, OH 44141

Custodian:

Transfer Agent:

U.S. Bank

Mutual Shareholder Services, LLC

425 Walnut Street, 6th floor

8869 Brecksville Rd. Suite C

Cincinnati, OH  45202

Brecksville, OH  44141

Independent Auditor:

Investment Adviser:

Sanville & Company, Certified Public Accounts

Cornerstone Asset Management

1514 Old York Rd., Abington, PA  1900130

East Main St., Berryville, VA  22611

WHERE TO GET MORE INFORMATION

You will find more information about the CAMCO INVESTORS FUND in the following documents:

Statement of Additional Information (SAI) - The Statement of Additional Information contains additional and more detailed information about the Fund, and is considered to be a part of this Prospectus.  The SAI has been filed with the Securities and Exchange Commission.

Annual and Semi-annual Reports - Our annual and semi-annual reports give current holdings and detailed financial statements of the Fund as of the end of the period presented. In addition, market conditions and Fund strategies that significantly affected the Fund's performance are discussed.

How To Get One Or More Of These Documents

1. Call or write, and a copy will be sent by the Fund without charge on request.

THE CAMCO INVESTORS FUND

30 East Main Street

Berryville, VA 22611

Toll-Free (USA) 1-800-727-1007

2. You may obtain information about the Fund (including the Statement of Additional Information and other reports) from the Securities and Exchange Commission on their Internet site at http://www.sec.gov or at their Public Reference Room in Washington, DC. (Call 1-202-942-8090 for room hours and operation). Fund information is also available if you send a written request and duplicating fee to the Public Reference Section of the SEC, Washington, DC. 20549-0102 or by electronic request at publicinfo@sec.gov

3. Visit our Web site at www.CAMCOfunds.com and download a PDF file containing a current prospectus and account application. You will need the free Adobe Reader, which is available for download at www.adobe.com

 Please contact the Fund at the above address or visit our website at www.CAMCOfunds.com if you wish to request other information and/or make shareholder inquires.

Why You Should Read This Prospectus

You should read this prospectus because you need to understand the goals, risks and strategy of the Fund and its Advisor before you invest. Every attempt has been made to present the objectives, risks and strategy of the Fund in plain and, hopefully, easily understandable language. The Prospectus is designed to aid you in deciding whether this is one of the right investments for you. We suggest that you keep it for future reference.

 THE CAMCO INVESTORS FUND - SEC file number 811-08465

 THE CAMCO INVESTORS FUND

 30 East Main Street, Berryville, VA 22611

Tel. 540-955-9914             Toll-Free (USA) 1-800-727-1007

PRIVACY POLICY

The following is a description of the Fund’s policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources.  In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with unaffiliated third parties.

Information the Fund Collects

The Fund receives from you on or in applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, assets, income and date of birth); and information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, parties to transactions, cost basis information, and other financial information).

Information the Fund Discloses

The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you.  The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Part B

CAMCO INVESTORS FUND

STATEMENT OF ADDITIONAL INFORMATION

June 28, 2004

This Statement is not a prospectus, but should be read in conjunction with the Fund's current Prospectus dated June 28, 2004. To obtain the Prospectus, you may write the Fund, visit the Fund’s Web site at www.CAMCOFunds.com, or call 1-800-727-1007 toll-free in the USA.

TABLE OF CONTENTS

FUND HISTORY

2

DESCRIPTION OF THE FUND, ITS INVESTMENTS AND RISKS

Classification

2

Investment Strategies and Risks

2

Fund Policies

2

Temporary Defensive Position and Portfolio Turnover

3

MANAGEMENT OF THE FUND

Board of Directors and Officers

3

Management Information

3

Compensation

4

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Control Persons

5

Principal Holders

5

Management Ownership

5

INVESTMENT ADVISORY SERVICES

Investment Adviser

5

Terms of the Management Agreement

5

Principal Underwriter

7

OTHER SERVICE PROVIDERS

Transfer Agent

8

Independent Auditors

8

Custodian

8

BROKERAGE ALLOWANCES AND OTHER PRACTICES

Brokerage Commissions

8

Brokerage Selection

8

Capital Stock And Other Securities

9

Purchase, Redemption, And Pricing Of Shares

9

Fund Reorganizations

9

Taxation Of The Fund

9

Purchases And Sales Through Broker Dealers

9

Calculation Of Performance Data

9

Code Of Ethics

10

FINANCIAL STATEMENTS

Independent Auditor's Report

11

Statement of Assets & Liabilities - Dec. 31, 2003

12

Statement of Operations, Year Ended Dec. 31, 2003

13

Statement of Changes in Net Assets - Years Ended Dec. 31 03 & 02

13

Notes to Financial Statements

14

OTHER INFORMATION

16

FUND HISTORY

THE CAMCO INVESTORS FUND (also referred to as the "Fund") was incorporated in Pennsylvania on January 1, 1998. The Fund's registered office is in Berryville, VA. Mail may be addressed to 30 East Main Street, Berryville, VA 22611.

DESCRIPTION OF THE FUND, ITS INVESTMENTS AND RISKS

Classification

The Fund is an open-end, no-load, non-diversified management investment company.

Investment Strategies and Risks

All investment strategies and risks were thoroughly discussed in the Prospectus. No additional strategies and risks exist to be discussed here.

Additional Fund Policies

By-laws of the Fund provide the following investment Restrictions:  These may not be changed except by the approval of a majority of the outstanding shares; i.e. a) 67% or more of the voting securities present at a duly called meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or b) of more than 50% of the outstanding voting securities, whichever is less:

a) Sell senior securities

b) Borrow money or purchase securities on margin, but may obtain such short term credit as may be necessary for clearance of purchases and sales of securities for temporary or emergency purposes in an amount not exceeding 5% of the value of its total assets.

c) Act as underwriter for securities of other issuers except insofar as the Fund may be deemed an underwriter in selling its own portfolio securities.

d) Invest over 25% of its assets at the time of purchase in any one industry.

e) Make investments in commodities, commodity contracts or real estate although the Fund may purchase and sell securities of companies that deal in real estate or interests therein.

f) Make loans. Purchase of readily marketable issues of publicly distributed bonds, debentures or other debt securities will not be considered a loan.

g) Sell securities short.

h) Invest in securities of other investment companies except as permitted by the 1940 Act, as amended.

i) Buy over 10% of securities of any class of another issuer, treating all preferred securities of an issuer as one class & all debt securities as one class, or acquire more than 10% of the voting securities of another issuer.

j) Invest in companies for the purpose of acquiring control.

k) The Fund may not purchase or retain securities of any issuer if those officers and directors of the Fund or its Investment Advisor owning individually more than 1/2 of 1% of any class of security or collectively own more than 5% of such class of securities of such issuer.

l) Pledge, mortgage or hypothecate any of its assets.

m) Invest in securities that may be subject to registration under the Securities Act of 1933 prior to sale to the public or that are not at the time of purchase readily salable.

n) Invest more than 5% of the total Fund assets, taken at market value at the time of purchase, in securities of companies with less than three years continuous operation, including the operations of any predecessor.

Temporary Defensive Position & Portfolio Turnover

Why and how the Fund assumes defensive positions along with expectations of the amount and effect of portfolio are discussed in our Prospectus.

MANAGEMENT OF THE FUND

Board of Directors and Officers

Shareholders meet annually to elect all members of the Board of Directors, select an independent auditor, and vote on any other items deemed pertinent by the incumbent Board. The Directors are in turn responsible for determining that the Fund operates in accordance with its stated objectives, policies, and investment restrictions. The Board appoints officers to run the Fund & selects an Investment Adviser to provide investment advice (See Investment Adviser, pg 4 of the Prospectus). It plans to meet six times a year to review Fund progress and status. It also feels that no separate committees are required.

Management Information

Information about Officers & Directors of the Fund during the past year includes:

Interested Director & Officers

Name, Address & Age	Position Held	Year First Elected	Principal Occupation Past 5 Years	Other Directorships Held
Dennis M. Connor	President &	2002	Vice President	0
30 E. Main St	Director	Dec. 4th	Investment
Berryville, VA	Adviser		CAMCO
47			Berryville, VA

Mr. Paul Berghaus	Treasurer	2002	President	0
30 E. Main Street		Dec. 4th	CAMCO
Berryville, VA			Berryville, VA
63

Mr. Eric Weitz	Secretary	2002	Vice President	0
30 E. Main Street		Dec. 4th	CAMCO
Berryville, VA			Berryville, VA
45

* Mr. Connor, Mr. Berghaus and Mr. Weitz are "Interested Persons" as defined in the Investment Company Act of 1940 because they are Officers of the Adviser CAMCO. * Cornerstone Investment Group (CIG).

Independent Directors

Name, Address, Age	Position Held	Year first Elected	Principal Occupation Past 5 Years	Other Directorships Held
Keith P Newman	Director	2002	Realtor	0
9110 Glen Brook Rd		Dec. 4th	ReMax
Fairfax VA			Reston, VA
49

Malcolm R Uffelman	Director	2002	Vice Pres.	0
1808 Horseback Trail		Dec. 4th	Contact Inc
Vienna VA			Winchester VA
68

Charles J Bailey	Director	2002	Regional Mgr	0
11620 Gambrill Rd		Dec. 4th	Tollgate Inc
Frederick MD			Frederick MD
60

Col. Richard Bruss	Director	2002	Retired	0
9507 Arnon Chapel Rd		Dec.4th	USAF
Great Falls VA
73

Compensation

The Adviser pays each Fund Director who is not an “interested person” travel expenses of $99.00 for each meeting attended. Actual payments in 2003 were:

Director	Compensation
Charles Bailey	$198.00
Richard Bruss	$198.00
Keith Newman	$198.00
Malcolm Uffelman	$198.00

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Control Persons

There are no companies or persons that control the Fund. The Board of Directors controls the Fund, which is run by officers chosen by the Board.

Principal Holders

There is one account that holds more than 5% of the Fund shares as of 12/31/03.

Shareholder	Street Address	City	State
Paul Berghaus	30 E Main St	Berryville	VA

Management Ownership

All officers and directors own 100% of the outstanding shares of the Fund as of March 1, 2004. The ownership distribution is given in the following table:

Name	Dollar Range of Equity

Paul Berghaus	$10,001 to $100,000

INVESTMENT ADVISORY SERVICES

Investment Adviser

Cornerstone Asset Management Incorporated, (CAMCO), located at 30 E. Main St., Berryville, VA, acts as the Investment Adviser to the Fund. The shares of CAMCO are 65% owned by Cornerstone Investment Group, LTD (CIG) of the same address. The shares of CIG are 80% owned by Paul Berghaus.  Mr. Berghaus is both president of CAMCO and CIG. Messrs. Berghaus, Connor and Weitz are Officers and Directors of CIG and the Adviser CAMCO.  All receive compensation from both firms.  Messrs. Berghaus, Connor and Weitz are registered representatives with Syndicated Capital, a California based broker/dealer, member NASD.  Neither CAMCO nor CIG is affiliated with Syndicated Capital.  Syndicated Capital is not affiliated with the Fund in any capacity.

Under the terms of the Management Agreement, The Investment Adviser, at its own expense and without reimbursement from the Fund, furnishes office space and all necessary office facilities, equipment and executive personnel for managing the assets of the Fund.  The Adviser may make payments to banks or other financial institutions that provide shareholder services and administer shareholder accounts. The Adviser pays the salaries and fees of all of its officers and employees that serve as officers and directors of the Fund.  The Advisor pays all operating expenses of the Fund, with the exception of taxes, borrowing expenses, brokerage commissions and extraordinary expenses. For its services, the Adviser receives an annual investment management fee of 1.98% of the average daily net assets of the Fund.

Information Regarding The Management Agreement

The Funds Board of Directors met on December 30, 2003 for the purpose of extending the Management Agreement with the Adviser for one year and to approve changes in the terms of the agreement.  Under the terms of the new Management Agreement for 2004, the Adviser, at its own expense and without reimbursement from the Fund, would continue to furnish office space and all necessary office facilities, equipment and executive personnel for managing the assets of the Fund and pay the salaries and fees of all of its officers and employees that serve as officers and directors of the Fund.  The Adviser would continue to render investment advisory services to the Fund, subject to the investment objectives and strategies stated in the Prospectus.   In addition, the Adviser pays all the operation expenses of the Fund, including but not in limitation of the foregoing, shareholder services, accounting and record-keeping services, custodial services for Fund assets, legal and registrations fees.  The Fund shall bear the cost of taxes, brokerage commissions and any onetime extraordinary expenses.  The Adviser will make payments to banks and other financial institutions for services rendered to the Fund in which the Adviser has negotiated service contracts with on behalf of the Fund.  In exchange for these services, the Adviser receives an annual management fee from the Fund of 1.98% of the average daily net assets of the Fund.  The Advisers agrees to waive management fees and reimburse expenses to the extent necessary to maintain total annual operating expenses of the Fund at 1.98%.

Due to the fact that the President of the Adviser owns greater than 99% of the Fund shares, it was determined that the independent Directors should approve the terms of the 2004 Management Agreement.  In considering the renewal of the contract, The Directors consider several factors: (1) managements substantial investment experience as a private portfolio manager; (2) the Advisers value approach to investing; (3) years of practicing social responsible screening of securities; (4) comparative data with respect to fees and expenses of other Funds with similar investment objectives and social responsible screening; (5) the Advisers reputation for high ethical business standards; (6) and the Directors  realization that the fund underperformed most unmanaged indexes of common stock prices in 2003, but took into consideration the fact that the Fund assets remained in cash and closed to new investors all of 2003 while the Adviser, at the direction of the Board, sought to hire professionals to better serve shareholders.

In addition, the Directors considered an increase in the funds expense from 1.5% to 1.98%.  In voting for the increase, the Directors took into consideration the size of the fund, a comparison of other fund expenses and the desire to hire professionals to assist with the operation of the fund.  Due to the small size of the Fund the independent Directors decided in favor of increasing the fee and making essentially all the funds operating expenses the responsibility of the Adviser.  The Directors believe shareholders would benefit from the increased fee by allowing for the hiring of a professional transfer agent and custodian while transferring the responsibility of finding and hiring such institution to that of the Adviser.   The fund was acting as its own transfer agent and custodian prior to the current Board of Directors.

The Board of Directors found the increase in fees to be higher than the average for all funds, but in comparing the fund expenses of other socially responsible small funds, the Directors found the increase to be below the average.

The Adviser has agreed to reimburse the Fund to the extent necessary to maintain the total annual operating expense at 1.98%.  It is not anticipated that the Adviser would profit from the services provided to the Fund until such time as the Funds assets are substantially larger.  The Directors and the Adviser agreed that should the assets grow and the fund benefit from economies of scale, the fee collected by the Adviser would come under review and subject to a reduction that would benefit shareholders.

Given the desired changes to the Fund, the independent Board of Directors voted unanimously to approve the new Management Agreement containing the fee increase and the transfer of the operating expenses of the Fund to the Adviser.  The Directors also agreed to keep the Fund assets in cash and closed to new investors until an amended prospectus was effective and a transfer agent and custodian found and put in place.

The Directors met again in March 2003 and unanimously agreed that the Fund, in accordance with current regulations, start a new performance history beginning with the new Adviser Management Agreement ratified December 2002.  The new performance record would reflect the new investment style and the new Adviser.  In addition, management of the Adviser reported that Mutual Shareholder Services was hired to be the transfer agent and to provide shareholder services and accounting to the Fund.  After months of diligent review, the Adviser came to believe that Mutual Shareholder Services was well qualified and represented the best value.  Further, U.S. Bank was contracted to be the custodian to the Fund assets and to act as retirement account administrator.  The Adviser found U.S. Bank to be highly experienced and reasonably priced on a comparison basis. The Board of Directors agreed with the actions taken and that the cost were reasonable considering the small size of the Fund and to be in the best interest of shareholders.

Advisory Fees:

Current Adviser

YEAR

FEE

AMOUNT WAIVED

NET ADVISER FEE

2003

$0.00

0

$0.00

Former Adviser (Valley Forge Management Company)

2002

$13,636

0

$13,636

2001

$32,643

0

$32,643

Proxy Voting Procedures

The Fund’s Board of Directors has delegated its authority to vote Fund proxies to the Adviser.  In selecting securities for the Fund, the Adviser considers the merits of the companies management team, therefore the policy of the Adviser is to vote with management recommendations unless the issue being proposed is directly contrary to the socially responsibility guidelines of the Fund as described in the Prospects under Investment Objectives (p1).  If such a proxy should be issued and approved by shareholders, the Adviser would remove the security from the Fund portfolio.

In the unlikely event that a conflict would arise between the Adviser and the Fund with respect to proxy voting, it would be resolved in the best interests of Fund shareholders, and the Adviser typically would disclose such conflict to the Board of Directors and obtain their consent before voting.

Fund shareholders may determine how the Fund voted on any issue by calling 1-800-727-1007 or checking the Securities & Exchange web site given on the back page of our Prospectus.

Principal Underwriter

The Investment Adviser acts in the capacity of the Fund's Underwriter.

OTHER SERVICE PROVIDERS

Transfer Agent

Mutual Shareholder Services provides accounting and administrative services and shareholder servicing to the Fund as transfer agent and dividend disbursing agent.  The servicing agreement includes processing purchase and redemption transactions, establishing and maintaining shareholder accounts and records, disbursing dividends declared by the Fund, maintenance of its records and preparation, filing of records, assistance in monitoring the total number of shares sold in each State for “Blue Sky” purposes and assistance in the preparation of the Fund’s registration statement under federal and state securities laws.  CAMCO (adviser to the fund) along with the Transfer agent, provide fulfillment services to the Fund, including shareholder and prospective shareholder customer services.

Independent Auditors

The firm of Sanville & Company, 1514 Old York Road, Abington, PA  19001, has been selected as Independent Auditors for the Fund for the years ending December 31, 2003 & 2004.  Sanville & Company performs an annual audit of the Fund's financial statements.

Custodian

U.S. Bank, N.A., 425 Walnut Street, 6th Floor, Cincinnati, OH 45202 has been selected to act as Custodian of the Fund's investments.  The custodian maintains the portfolio securities and investments in safekeeping, collects income, disburses funds as instructed, and maintains records in connection with its duties.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Brokerage Commissions

 The Fund selects brokers to effect transactions in portfolio securities in such a manner as to get prompt execution of orders placed at the most favorable price. The Fund has no other fixed policy, formula, method, or criteria it uses in allocating brokerage business to firms furnishing these materials and services. In its recently completed year, 2003 there were no security purchases. The Fund paid no brokerage commissions. The Board of Directors evaluates and reviews the reasonableness of brokerage commissions paid semiannually.

Brokerage Selection

The Adviser will place all orders for purchase and sale of its portfolio securities.  The Adviser is answerable to the Fund's President and Board of Directors. The Adviser seeks the best qualitative execution for the Fund, taking into account such factors as price, commission or dealer spreads.  In accordance with rule 17E-1, if the Fund’s president is also a registered representative of a New York Stock Exchange or NASD member firm, he may place an order through his concern at as low as commission rate a possible but never to exceed rates that are higher than would be available through any other national Brokerage Firm.  Mr. Connor is currently the Fund’s president and an officer of the Adviser. Mr. Connor may make security purchases and sales for the Fund through Syndicated Capital, of which he is a registered representative. The Funds Directors will review quarterly each commission to determine if the rate is reasonable. The Adviser has no agreement with any broker or any other financial services company to exchange investment research for placing trades with that institution.  The Adviser has no plans to enter into such an arrangement.

Capital Stock And Other Securities

Capital stock and other securities are discussed at length in our Prospectus under the section, Capital Stock on Page 5.

Purchase, Redemption, And Pricing Of Shares

The fund always trades at net value. That means that the offering and redemption prices are always the same. Details about the pricing of the Fund are given in the Pricing of Shares section on page 5 of our Prospectus. Redemption in kind is discussed in the Redemption of Shares section on page 6 of our Prospectus.

Fund Reorganizations

The Fund was first offered to the public on January 30, 1998. The Fund's name, Principal Investment Objectives and Strategies and Investment Advisers were changed by shareholder vote on December 4, 2002. There have been no other Fund reorganization efforts to date of any kind.

Taxation Of The Fund

Taxation of the Fund is discussed in the section “Tax Consequences” of our Prospectus.

Purchases And Sales Through Broker Dealers

The Fund may be purchased through broker dealers and other intermediaries. The Fund may authorize one or more brokers to receive on its behalf purchase and redemption order.  Such brokers are authorized to designate other intermediaries to receive purchase and redemption order on the Fund’s behalf.  The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s designee, received the order.  Customer orders will be priced at the Fund’s net asset value computed after an authorized broker receives them or the broker’s authorized designee.

Calculation Of Performance Data

The Fund's total returns are based on the overall dollar or percentage change in value of a hypothetical investment in the Fund, assuming all dividends and distributions are reinvested.  Average annual total return reflects the hypothetical annually compounded return that would have produced the same cumulative total return if the Fund's performance had been constant over the entire period presented.  Because average annual total returns tend to smooth out variations in a Fund's returns, investors should recognize that they are not the same as actual year-by-year returns.  Average annual return is based on historical earnings and is not intended to indicate future performance.

For the purpose of quoting and comparing the performance of a Fund to that of other mutual funds and to other relevant market indices in advertisements, performance will be stated in terms of average annual total return.  Under regulations adopted by the Securities and Exchange Commission, funds that intend to advertise performance must include average annual total return quotations calculated according to the formula below.

Under the following formula, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover 1, 5, and 10 year periods of the Fund's existence or shorter periods dating from the commencement of the Fund's registration.  In calculating the ending redeemable value, all dividends and distributions by the Fund are assumed to have been reinvested at net asset value as described in the Prospectus on the reinvestment dates during the period.  Additionally, redemption of shares is assumed to occur at the end of each applicable time period.

Average Annual Total Return

P(1+T) n =ERV

Where:

P = a hypothetical initial payment of $1,000

T = average annual total return

n = number of years

ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10- year periods (or fractional portion).

Period	Initial Purchase	Average Annual Return	Ending Redeemable Value 12/31/2003
1 Year	$1,000	0.41%	$ 1004.10

Since 12/31/02

As stated in the prospectus, the Board of Directors, in accordance with current regulations, decided to begin a new performance record to coincide with the hiring of the new adviser, CAMCO, and to reflect the new investment style.

Code Of Ethics

Pursuant to the requirements of proposed Rule 17j-1 (under the Investment Company Act of 1940) and in order to protect against certain unlawful acts, practices and courses of business by certain individuals or entities related to The CAMCO Investors Fund, (the "Fund"), the Fund hereby adopts the following Code of Ethics and procedures for implementing the provisions of the Code:

1 As used in this Code of Ethics: a) "Access Person" means a Director, Officer or Advisory Person (as defined below) of the Fund;

 b) "Advisory Person" means any Fund employee who, in connection with his regular functions or duties, makes, participates in, obtains information about purchase or sale of a security by the Fund or whose functions or duties relate to the making of such recommendations, and any natural person in a control relationship to the Fund who obtained information concerning recommendations made to the Fund with regard to the purchase or sale of any Security;

 c) "Affiliated Person" has the meaning set forth in Section 2 (a) (3) of the

 Investment Company Act of 1940;

 d) "Purchase or Sale of a Security" includes the writing of an option to purchase or sell a Security;

 e) "Security" has the meaning set forth in Section 3 (a) (10) of the Securities Act of 1940 as amended;

 f) "Portfolio Security" means any Security that is being or during the past  30 days has been purchased or sold by the Fund or considered by the Fund for purchase or sale by the Fund;

 g) "Person" means a natural person, partnership, corporation, trust, estate, joint venture, business trust, association, cooperative, government (or any subdivision, branch or agency thereof), governmental entity, foundation, or other entity.

2, No Director, Officer, Employee or other Affiliated Person or Access Person ("Covered Person") or any "Member of the Immediate Family" (as defined in Section 2 (a) (19) of the Investment Company Act of 1940) of any Covered Person, shall purchase or sell any Security that is a Portfolio Security, any Security convertible into a Portfolio Security or an option to purchase before or sell before such Security, or any Security into which a Portfolio Security is convertible or with respect to which a Portfolio Security gives its owner an option to purchase or sell such Security.

3. A) On the 3rd Tuesday of each even month, the Fund shall provide each Covered Person with copies of all Portfolio Securities and all securities held as of the end of the previous briefing ("Held Securities").

 B) On the same day, each Covered Person shall provide the Fund with a list of the names and amounts of all Securities owned by the Fund and also held by such person and/or members of his immediate family as of the end of the previous 3rd Tuesday of even months.

4. No Covered Person shall disclose, divulge or communicate to any person (other than another Covered Person) directly or indirectly, any "inside" information regarding the Fund and relating to Held Securities, Portfolio Securities or any completed or proposed transactions involving Held Securities and/or Portfolio Securities.

5. The Fund shall require that its Investment Adviser and Principal Broker adopt Codes of Ethics substantially identical to this Code with respect to the Fund's Portfolio Securities

The Investment Adviser that provides investment advice and acts as the Transfer Agent has adopted the same Code of Ethics for their activities.

FINANCIAL STATEMENTS

Independent Auditor's Report

To the Shareholders and Board of Directors of the CAMCO Investors Fund

We have audited the accompanying statement of assets and liabilities of CAMCO Investors Fund, (the "Fund") as of December 31, 2003 and the related statement of operations for the year then ended, and the statement of changes in net assets for each of the two years then ended and the financial highlights for each of the three years then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit. Other auditors, whose reports, dated January 16, 2001, expressed an unqualified opinion on this information for the years ended December 31, 2000 and 1999, audited the financial highlights.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are £fee of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of CAMCO Investors Fund as of December 31, 2003, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the period indicated therein, in conformity with accounting principles generally accepted in the United States of America.

Abington, Pennsylvania

/s/Sanville & Company

February 25, 2004

Certified Public Accountants

CAMCO INVESTORS FUND

Statement of Assets and Liabilities

December 31, 2003

Assets
Cash	$37,129
Total Assets	37,129
Liabilities	0

Net Assets	$37,129

Composition of Net Assets:
Common stock, $.001 par value	$ 4
Paid in capital	367,644
Accumulated net realized loss from investments	(330,519)

Net assets	$ 37,129
(equivalent to $9.86 per share based on 3,764 shares outstanding)

CAMCO INVESTORS FUND

Statement of Operations

Year Ended December 31,2003

Investment Income
Interest and other	$ 217

Total income	$ 217

Expenses	-

Net Investment Income	217

Realized and unrealized Gain (Loss)
From investments	-

Net Increase In Net Assets Resulting
From Operations	$ 217

CAMCO INVESTORS FUND

Statement of Changes in Net Assets

Years Ended December 31, 2003 and 2002

	2003	2002
Increase (decrease) in net assets from operations
Investment income - net	$217	$(121)
Net realized loss from investment transactions	-	(251,457)
Unrealized appreciation (depreciation) of investments	-	215,398

Net decrease in net assets resulting
from operations	217	(36,180)

Distributions to shareholders	-	-
Share transactions (Note 4)	(12,486)	(3,183,312)
Total (decrease) in net assets	(12,269)	(3,219,492)

Net Assets
Beginning of year	49,398	3,268,890

End of year	$37,129	$49,398

CAMCO Investors Fund

Notes to Financial Statements

December 31, 2003

1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Organization: The CAMCO Investors Fund (the "Fund"), is a non-diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended.

On December 4, 2002 the sole shareholder of the Fund, Bernard Klawans approved, among other things, the name change of the Fund from The O'Higgins Fund, Inc. to CAMCO Investors Fund. At the same time a new investment advisor was approved, Cornerstone Asset Management, Inc. ("CAM"). Under the terms of the new investment management agreement, CAM has agreed to provide the Fund with investment management services for an annual fee of 1 % on the value of the net assets. Other services that CAM may provide will be at no additional expense to the Fund.

Additionally, a change in the investment objectives of the Fund was approved. The Fund's new investment objective is to seek capital appreciation by investing in a portfolio of equity investments, including common and preferred stocks and convertible issues, and debt securities. The Fund will continue as a non-diversified fund that may invest a relatively high percentage of its assets in a limited number of securities. This new investment strategy is more flexible and will allow a faster response to the ever-changing climate of the markets.

CAMCO Investors Fund

Notes to Financial Statements (Continued)

December 31, 2003

The following is a summary of significant accounting policies followed by the Fund

Security Valuation: Securities are valued at the last reported sales price or in the case of securities where there is no reported last sale, the closing bid price. Securities for which market quotations are not readily available are valued at their fair values as determined in good faith by or under the supervision of the Company's Board of Directors in accordance with methods that have been authorized by the Board. Short-term investments with maturities of 60 days or less are valued at amortized cost, which approximates market value.

Securities Transactions and Investment Income: Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is determined on the accrual basis. Discount on fixed income securities is amortized.

Dividends and Distributions to Shareholders: The Fund records all dividends and distributions payable to shareholders on the ex-dividend date.

Permanent book and tax differences relating to shareholder distributions may result in reclassifications to paid in capital and may affect the per-share allocation between net investment income and realized and unrealized gain/loss. Undistributed net investment income and accumulated undistributed net realized gain/loss on investment transactions may include temporary book and tax differences which reverse in subsequent periods. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

Federal Income Taxes: It is the Fund's intention to qualify as a regulated investment company and distribute all of its taxable income. The Fund has complied to date with the provisions of the Internal Revenue Code applicable to investment companies and accordingly, no provision for Federal income taxes is required in the financial statements.

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2.  MANAGEMENT FEE AND TRANSACTIONS WITH AFFILIATES

On December 4, 2002 the sole shareholder of the Fund, Bernard Klawans approved, among other things, the name change of the Fund from The O'Higgins Fund, Inc. to CAMCO Investors Fund. At the same time a new investment advisor was approved, Cornerstone Asset Management, Inc. ("CAMO"). Under the terms of the new investment management agreement, CAMO has agreed to provide the Fund with investment management services for an annual fee of 1.98 % on the CAMCO Investors Fund

Notes to Financial Statements (Continued)

December 3l, 2003

value of the net assets. Other services that CAMO may provide will be at no additional expense to the Fund. CAMO has borne all expenses of the Fund for the year ended December 31, 2003.

3. INVESTMENT TRANSACTIONS

There were not purchases or sales of investment securities for the year ended December 31, 2003. The Fund was invested in cash at December 31, 2003.

4.  CAPITAL SHARE TRANSACTIONS

As of December 31, 2003, there were 10,000,000 shares of $.001 par value capital stock authorized. The total par value and, paid-in capital totaled $367,644. Transactions in capital stock were as follows for the years ended:

	December 31, 2003		December 31, 2002
	Shares	Amount	Shares	Amount
Shares sold	3,754	$37,029	20,926	$203,400
Shares issued in reinvestment
of dividends		0		0
Shares redeemed	(5,020)	$(49,515)	(348,601)	$(3, 3863, 712)

Net (decrease)	(1,266)	$(12,486)	(327,675)	$(3,183,312)

5.  FEDERAL INCOME TAXES

Income and long-term capital gain distributions are determined in accordance with Federal Income tax regulations, which may differ from accounting principles generally accepted in the United States.

As of December 31, 2003, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$ -
Undistributed long-term capital gain	$ -
Unrealized appreciation	$ -

There were no distributions paid during the years ended December 31, 2003 and 2002.

The Fund has available capital loss carry forwards of $79,520 and $251,457. These carry forwards expire in 2009 and 2010 respectively.

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